Exhibit 10.29

JOINDER AGREEMENT dated as of July 24, 2015 (this “Joinder Agreement”) is delivered pursuant to that certain INTERCREDITOR AGREEMENT dated as of October 10, 2012 and amended as of March 11, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and between Bank of America, N.A in its capacity as collateral agent (the “Existing ABL Collateral Agent”) for the existing ABL Secured Parties (the “Existing ABL Secured Parties”) and WELLS FARGO Bank, N.A., in its capacity as collateral agent for the Notes Secured Parties with respect to the Indenture (the “Indenture”), and the other parties thereto.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

WHEREAS, the Intercreditor Agreement provides that some or all of the ABL Obligations may be Refinanced without affecting the lien priorities provided for therein or the other provisions thereof and the Discharge of ABL Obligations shall not be deemed to have occurred if payments in respect of ABL Obligations are made with the proceeds of other ABL Obligations that constitute a Refinancing of such ABL Obligations.

WHEREAS, Bank of America, N.A., in its capacity as administrative agent and as collateral agent (the “New ABL Collateral Agent”), Ryerson Holdings Corporation, a Delaware corporation (“Holdings”), Joseph T. Ryerson & Son, Inc., a Delaware corporation (the “Lead Borrower”), Sunbelt-Turret Steel, Inc., a Pennsylvania corporation (“Sunbelt-Turret”), Turret Steel Industries, Inc., a Pennsylvania corporation (“Turret Steel”), Imperial Trucking Company, LLC, a Pennsylvania limited liability company (“Imperial Trucking”), Wilcox-Turret Cold Drawn, Inc., a Wisconsin corporation (“Wilcox-Turret”), Fay Industries, Inc., a Ohio corporation (“Fay”), Ryerson Procurement Corporation, a Delaware corporation (“Procurement” and, together with the Lead Borrower, Sunbelt-Turret, Turret Steel, Imperial Trucking, Wilcox-Turret and Fay, the “U.S. Borrowers”), Ryerson Canada, Inc., a Canadian corporation (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”), the guarantors party thereto, the lenders party thereto, and the other agents party thereto have entered into that certain Credit Agreement dated as of July 24, 2015 (as it may be amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “2015 ABL Credit Agreement”).

WHEREAS, in accordance with the foregoing, by execution and delivery hereof by the New ABL Collateral Agent for itself and as agent for the Secured Creditors under and as defined in the 2015 ABL Credit Agreement (the New ABL Collateral Agent, together with the Secured Creditors, the “New ABL Secured Parties”), (x) the New ABL Collateral Agent agrees that it is a party to, and is bound by the terms of, the Intercreditor Agreement on behalf of the New ABL Secured Parties in the same capacity and to the same extent as, and from and after the date hereof in place of, the Existing ABL Collateral Agent thereunder, and (y) the New ABL Secured Parties become bound by the terms of the Intercreditor Agreement in the same capacity and to the same extent as, and from and after the date hereof in place of, the Existing ABL Secured Parties thereunder.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

SECTION 1.

(a) The New ABL Collateral Agent hereby binds itself and each of the other New ABL Secured Parties to the terms of the Intercreditor Agreement.  The Intercreditor Agreement is hereby incorporated by reference.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Pursuant to Section 7.4 of the Intercreditor Agreement, the parties hereto, by their execution of this Joinder Agreement, hereby certify, acknowledge, agree and confirm that, effective as of the date first written above:

(i)the New ABL Collateral Agent is a party to the Intercreditor Agreement and shall be the “ABL Collateral Agent” as defined in and for all purposes of the Intercreditor Agreement from and after the date hereof;

(ii)the New ABL Secured Parties shall be the “ABL Secured Parties” as defined in and for all purposes of the Intercreditor Agreement from and after the date hereof;

(iii)the 2015 ABL Credit Agreement (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time (including without limitation to add new loans thereunder or increase the amount of loans thereunder)) shall be the “ABL Credit Agreement” as defined in and for all purposes of the Intercreditor Agreement from and after the date hereof;

(iv)the Security Agreement dated as of the date hereof, among Holdings, the U.S. Borrowers, each other pledgor party thereto and Bank of America, N.A., as collateral agent, as it may be amended, supplemented or otherwise modified from time to time, collectively, shall be the “ABL Security Agreement” as defined in and for all purposes of the Intercreditor Agreement from and after the date hereof;

(v)the Obligations (as defined in the 2015 ABL Credit Agreement) shall constitute the “ABL Obligations” as defined in and for all purposes of the Intercreditor Agreement from and after the date hereof; and

(vi)The New ABL Collateral Agent, pursuant to this Joinder Agreement, has assumed and agreed to perform all applicable duties and obligations of an ABL Collateral Agent under the Intercreditor Agreement and, together with each other New ABL Secured Parties, it shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions, and shall have and be entitled to all of the rights and privileges, of the Intercreditor Agreement which are applicable to it in its capacity as an ABL Collateral Agent or an ABL Secured Party, as applicable, as though originally party thereto.

SECTION 2.

This Joinder Agreement shall become effective when it shall have been duly executed by the New ABL Collateral Agent, Holdings and the U.S. Borrowers, and acknowledged by the Notes Collateral Agent.  This Joinder Agreement may be executed in counterparts, each of which shall consti tute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 3.  This Joinder Agreement shall be deemed (a) an ABL Document and a Notes Document under the Intercreditor Agreement, (b) a Credit Document as defined in and under the 2015 ABL Credit Agreement and (c) a Security Document as defined in and under the Indenture.  Except as expressly modified hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 4.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.  All communications and notices hereunder shall be in writing and given as provided in Section 7.5 of the Intercreditor Agreement.  All communications and notices hereunder and under the Intercreditor Agreement, as modified hereby, to the New ABL Collateral Agent, shall be given to them at the address set forth below their signature hereto.

IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

BANK OF AMERICA, N.A.
as a New ABL Collateral Agent

By:  /s/ Stephen King_____________________

Name: Stephen King
Title: Senior Vice President

Address for notices:

333 South Hope Street, 13th Floor

Los Angeles, CA 90071

Attention of:  Stephen King

Telecopy:  (312) 453-5167

RYERSON HOLDING CORPORATION

By:  /s/ Robert Delaney____________________________

Name: Robert Delaney
Title: Treasurer

JOSEPH T. RYERSON & SON, INC.
FAY INDUSTRIES, INC.,
RYERSON PROCUREMENT CORPORATIOn,
SUNBELT-TURRET STEEL, INC.,
TURRET STEEL INDUSTRIES, INC.,
IMPERIAL TRUCKING COMPANY, LLC and
WILCOX-TURRET COLDDRAWN, INC.,
as U.S. Borrowers

By:  /s/ Robert Delaney_______________________________

Name: Robert Delaney
Title: Treasurer

Receipt acknowledged by:

WELLS FARGO BANK, N.A.,
as Notes Collateral Agent

By:  /s/ Yana Kislenko________________________________

Name: Yana Kislenko
Title: Vice President